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                                                                Exhibit 10.18(b)

                    List of Contents of Annexes and Exhibits
                                     to the
                Alleghany Properties 1998 Note Purchase Agreement

Annex 1 - Information as to Purchasers
Annex 2 - Payment Instructions at Closing
Annex 3 - Information as to Parent and Company
Annex 4 - Designated Disposition Values and Reserves for Disposition

Exhibit A - Form of 6.83% Senior Note Due December 11, 2004 Exhibit B1 - Form of Company Counsel's Closing Opinion Exhibit B2 - Form of Special Counsel's Closing Opinion Exhibit C1 - Form of Officers' Certificate - Parent
Exhibit C2 - Form of Officers' Certificate - Company
Exhibit D1 - Form of Secretary's Certificate - Parent Exhibit D2 - Form of Secretary's Certificate - Company